EXHIBIT 9



                         CONSENT OF FROST BROWN TODD LLC


           We consent to the references to our firm in the Prospectus, Statement of Additional Information and documents incorporated by reference in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of The WWW Funds (File Nos. 333-03531 and 811-07585).

                                                  FROST BROWN TODD LLC


                                                  /S/ FROST BROWN TODD LLC
                                                  ------------------------
Cincinnati, Ohio
September 30, 2002